Exhibit 99.1

Insulet Reports First Quarter 2021 Revenue Increase of 27%
Year-Over-Year

ACTON, MA - May 6, 2021 - Insulet Corporation (NASDAQ: PODD) (Insulet or the Company), the global leader in tubeless insulin pump technology with its Omnipod® brand of products, today announced financial results for the three months ended March 31, 2021.

First Quarter Financial Highlights:

•First quarter 2021 revenue of $252.3 million, up 27.4%, or 23.9% in constant currency1, compared to $198.0 million in the prior year, achieving high end of guidance of 20% to 24% on a constant currency basis
◦Total Omnipod revenue of $233.2 million, an increase of 22.9%, or 19.2% in constant currency
◦U.S. Omnipod revenue of $143.3 million, an increase of 22.9%
◦International Omnipod revenue of $89.9 million, an increase of 23.0%, or 13.4% in constant currency
◦Drug Delivery revenue of $19.1 million, an increase of 130.1%
•Gross margin of 66.4%, up 230 basis points
•Operating income of $16.3 million, or 6.5% of revenue, compared to $7.5 million, or 3.8% of revenue, in the prior year
•Net loss of $0.0 million, or $0.00 per diluted share, compared to net loss of $2.1 million, or $(0.03) per diluted share, in the prior year
•Adjusted EBITDA1 of $35.1 million, or 13.9% of revenue, compared to $24.3 million, or 12.3% of revenue, in the prior year

Recent Strategic Highlights:

•Presented pivotal data results at the ENDO 2021 diabetes conference in March showing the Omnipod 5 Automated Insulin Delivery System significantly improved time in range and reduced HbA1c, while also maintaining or lowering hypoglycemia, in children, adolescents, and adults, ages 6 to 70 years, with Type 1 diabetes
•Expect to soon publish2 pivotal data results following recent acceptance by Diabetes Care
•Published3 Patient Reported Outcome results from 3,592 users with Type 2 diabetes showing significant and clinically relevant reductions in HbA1c levels for the overall study population, regardless of prior treatment, after 90 days on Omnipod
•Published4 an analysis of 2,911 Omnipod users in the German DPV registry showing a declining frequency of acute complications
•Achieved record first quarter U.S. and Total Omnipod new customer starts
•Successfully completed a $500 million Term Loan B financing, as well as a revolving line of credit, in part to pay down a portion of the outstanding convertible notes due 2024
1 See description of non-GAAP financial measures contained in this release.
2 Diabetes Care - Multicenter Trial of a Tubeless, On-Body Automated Insulin Delivery System with Customizable Glycemic Targets in Pediatric and Adult Participants with Type 1 Diabetes; Sue A. Brown, Gregory P. Forlenza, Bruce W. Bode, Jordan E. Pinsker, Carol J. Levy, Amy B. Criego, David W. Hansen, Irl B. Hirsch, Anders L. Carlson, Richard M. Bergenstal, Jennifer L. Sherr, Sanjeev N. Mehta, Lori M. Laffel, Viral N. Shah, Anuj Bhargava, Ruth S. Weinstock, Sarah A. MacLeish, Daniel J. DeSalvo, Thomas C. Jones, Grazia Aleppo, Bruce A. Buckingham, Trang T. Ly.
3 Diabetes Research and Clinical Practice (2021) - Improved Glycemic Control in 3,592 Adults with Type 2 Diabetes Mellitus Initiating a Tubeless Insulin Management System; A.L. Carlson, L.M. Huyett, J. Jantz, A. Chang, T. Vienneau, T.T. Ly; https://doi.org/10.1016/j.diabres.2021.108735.
4 Diabetes Technology and Therapeutics - Declining Frequency of Acute Complications associated with Tubeless Insulin Pump Use: Data from 2,911 Patients in the German/Austrian DPV Registry; Torben Biester, Anke Schwandt, Bettina Heidtmann, Birgit Rami-Merhar, Thomas Haak, Andreas Festa, Susanne Kostow, Antonia Müller, Kirsten Mönkemöller;
https://www.liebertpub.com/doi/pdf/10.1089/dia.2020.0675.

•Upgraded by MSCI to an Environmental, Social and Governance rating of AA, second highest on its rating scale and the highest-scoring Healthcare Equipment company in the U.S.
•Advancing sustainability across the Company, as detailed in Insulet’s comprehensive 2020 Sustainability Report5.

“We’re off to a great start in 2021 with strong first quarter revenue results,” said Shacey Petrovic, President and Chief Executive Officer. “We are excited for the commercial launch of Omnipod 5 and the pivotal data we shared at ENDO 2021 clearly demonstrates the benefits and value it delivers to both children and adults. We are advancing each one of our strategic imperatives and the entire Insulet team remains steadfastly committed to our mission to simplify and improve the lives of people with diabetes across the globe.”

2021 Outlook:

Revenue Guidance (in constant currency):

•For the year ending December 31, 2021, the Company is raising the low end of its revenue guidance range to 16% to 20% (previously 15% to 20%). Revenue growth ranges by product line are:
◦Total Omnipod of 18% to 21% (previously 17% to 21%)
◦U.S. Omnipod of 22% to 25% (previously 21% to 25%)
◦International Omnipod of 11% to 15% (previously from 10% to 15%)
◦Drug Delivery of (11)% to 4%

•For the quarter ending June 30, 2021, the Company expects revenue growth of 10% to 14%. Revenue growth ranges by product line are:
◦Total Omnipod of 14% to 17%
◦U.S. Omnipod of 17% to 20%
◦International Omnipod of 10% to 13%
◦Drug Delivery of (24)% to (16)%

Operating Margin Guidance:

For the year ending December 31, 2021, the Company is reaffirming its expectations of operating margin in the low double digits range.

Conference Call:

Insulet will host a conference call at 4:30 p.m. (Eastern Time) on May 6, 2021 to discuss the financial results and outlook. The link to the live call will be available on the Investor Relations section of the Company’s website at http://investors.insulet.com, “Events and Presentations,” and will be archived for future reference. The call may also be accessed by dialing (844) 831-3022 for domestic callers or (315) 625-6887 for international callers, passcode 6966926.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to simplifying life for people with diabetes and other conditions through its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet also leverages the unique design of its Pod by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas. For more information, please visit: www.insulet.com and www.omnipod.com.

5 Insulet’s 2020 Sustainability report can be found at: 2020 Sustainability Report.

Non-GAAP Measures:

The Company uses the following non-GAAP financial measures:

•Constant currency revenue growth, which represents the change in revenue between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. Insulet presents constant currency revenue growth because management believes it provides meaningful information regarding the Company’s results on a consistent and comparable basis. Management uses this non-GAAP financial measure, in addition to financial measures in accordance with generally accepted accounting principles in the United States (GAAP), to evaluate the Company’s operating results. It is also one of the performance metrics that determines management incentive compensation.

•Adjusted EBITDA, which represents net income (loss) plus net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation and other significant unusual items, as applicable, and Adjusted EBITDA as a percentage of revenue. Insulet presents these non-GAAP financial measures because management uses them as supplemental measures in assessing the Company’s operating performance, and the Company believes that they are helpful to investors, and other interested parties as measures of comparative operating performance from period to period. They also are commonly used measures in determining business value and the Company uses them internally to report results.

These non-GAAP financial measures should be considered supplemental to, and not a substitute for, the Company’s reported financial results prepared in accordance with GAAP. Furthermore, the Company’s definition of these non-GAAP measures may differ from a similarly titled measures used by others. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, Insulet strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

Forward-Looking Statement:

The 2021 financial results contained in this news release are subject to finalization in connection with the preparation of the Company’s Form 10-Q for the quarter ended March 31, 2021. This press release contains forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on its current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Insulet’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with public health crises and pandemics, such as the COVID-19 global pandemic, including the duration of the outbreak, government actions and restrictive measures implemented in response, supply chain disruptions, delays in clinical trials, and other impacts to the business, or on the Company’s ability to execute business continuity plans; the Company’s dependence on its principal product platform, the Omnipod System; the Company’s ability to design, develop, manufacture and commercialize future products; Insulet’s ability to reduce production costs and increase customer orders and manufacturing volumes; adverse changes in general economic conditions; impact of healthcare reform laws; supply problems or price fluctuations with sole source or third-party suppliers on which Insulet is dependent; the potential establishment of a competitive bid program for conventional insulin pumps; failure by Insulet to retain key suppliers and/or supplier pricing discounts and achieve satisfactory gross margins; international business risks, including regulatory, commercial and logistics risks associated with the Company selling its products in Europe in light of the uncertainty related to the separation of the United Kingdom from the European Union (Brexit); Insulet’s inability to secure and retain adequate coverage or reimbursement from third-party payors for the Omnipod System or future products and potential adverse changes in reimbursement rates or policies relating to the Omnipod System or future products;

failure to retain key payor partners and their members; adverse effects resulting from competition; technological change and product innovation adversely affecting the Company’s business; changes to or termination of Insulet’s license to incorporate a blood glucose meter into the Omnipod System or its inability to enter into new license or other agreements with respect to the Omnipod System’s current or future features; challenges to the future development of our non-insulin drug delivery product line; Insulet’s ability to protect its intellectual property and other proprietary rights; conflicts with the intellectual property of third parties, including claims that Insulet’s current or future products infringe or misappropriate the proprietary rights of others; adverse regulatory or legal actions relating to the Omnipod System or future products; failure of Insulet’s contract manufacturers or component suppliers to comply with the U.S. Food and Drug Administration’s quality system regulations; potential adverse impacts resulting from a recall, or discovery of serious safety issues, of the Omnipod System; the potential violation of the U.S. Foreign Corrupt Practices Act or any other federal, state or foreign anti-bribery/anti-corruption laws or laws prohibiting “kickbacks” or protecting the confidentiality of health information or other protected personal information, or any challenge to or investigation into Insulet’s practices under these laws; product liability and other lawsuits that may be brought against Insulet, including stemming from off-label use of its product; breaches or failures of its product or information technology systems, including by cyber attack; reduced retention rates of the Company’s customer base; unfavorable results of clinical studies relating to the Omnipod System or future products, or the products of Insulet’s competitors; future publication of articles or announcement of positions by diabetes associations or other organizations that are unfavorable to the Omnipod System; the concentration of Insulet’s manufacturing operations and storage of inventory in a limited number of locations; Insulet’s ability to attract and retain personnel; Insulet’s ability to scale its business to support revenue growth; fluctuations in quarterly results of operations; risks associated with potential future acquisitions or investments in new businesses; Insulet’s ability to generate sufficient cash to service all of its indebtedness or raise additional funds on acceptable terms or at all; the expansion of Insulet’s distribution network; the volatility of the trading price of Insulet’s common stock; risks related to future sales of its common stock or the conversion of any of the Convertible Senior Notes; potential limitations on Insulet’s ability to use its net operating loss carryforwards; anti-takeover provisions in its organizational documents; and other risks and uncertainties described in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission (“SEC”) on February 24, 2021 in the section entitled “Risk Factors,” and in its other filings from time to time with the SEC. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

Investor Relations Contacts:

Deborah R. Gordon
Vice President, Investor Relations
(978) 600-7717
dgordon@insulet.com

Media Contact:

Angela Geryak Wiczek
Senior Director, Corporate Communications
(978) 932-0611
awiczek@insulet.com

INSULET CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31,
(dollars in millions, except per share data)	2021	2020
Revenue	$252.3	$198.0
Cost of revenue	84.8	71.1
Gross profit	167.5	126.9
Research and development expenses	40.7	35.5
Selling, general and administrative expenses	110.5	83.9
Operating income	16.3	7.5
Interest expense, net	(13.4)	(10.1)
Other expense, net	(2.6)	—
Income (loss) before income taxes	0.3	(2.6)
Income tax (expense) benefit	(0.3)	0.5
Net loss	$—	$(2.1)

Net loss per share:
Basic	$—	$(0.03)
Diluted	$—	$(0.03)
Weighted-average number of common shares outstanding (in thousands):
Basic	66,113	62,884
Diluted	66,113	62,884

INSULET CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(dollars in millions)	March 31, 2021	December 31, 2020
ASSETS
Cash, cash equivalents and short-term investments	$850.2	$947.6
Accounts receivable, net	97.9	83.8
Inventories	170.1	154.3
Prepaid expenses and other current assets	73.6	63.0
Total current assets	1,191.8	1,248.7
Property, plant and equipment, net	497.9	478.7
Goodwill and other intangible assets, net	69.5	68.5
Other assets	80.9	77.0
Total assets	$1,840.1	$1,872.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$59.1	$54.1
Accrued expenses and other current liabilities	126.4	153.7
Total current liabilities	185.5	207.8
Long-term debt, net	1,051.6	1,043.7
Other liabilities	17.7	17.8
Total liabilities	1,254.8	1,269.3
Stockholders’ Equity	585.3	603.6
Total liabilities and stockholders’ equity	$1,840.1	$1,872.9

INSULET CORPORATION
NON-GAAP RECONCILIATIONS (UNAUDITED)

CONSTANT CURRENCY REVENUE GROWTH

	Three Months Ended March 31,
(dollars in millions)	2021	2020	Percent Change	Currency Impact	Constant Currency
Revenue:
U.S. Omnipod	$143.3	$116.6	22.9%	—%	22.9%
International Omnipod	89.9	73.1	23.0%	9.6%	13.4%
Total Omnipod	233.2	189.7	22.9%	3.7%	19.2%
Drug Delivery	19.1	8.3	130.1%	—%	130.1%
Total	$252.3	$198.0	27.4%	3.5%	23.9%

INSULET CORPORATION
NON-GAAP RECONCILIATIONS (UNAUDITED)

ADJUSTED EBITDA

	Three Months Ended March 31,
	2021		2020
(dollars in millions)	Amount	Percent of Revenue	Amount	Percent of Revenue
Net loss	$—	—%	$(2.1)	(1.1)%
Interest expense, net	13.4		10.1
Income tax expense (benefit)	0.3		(0.5)
Depreciation and amortization	12.8		8.9
Stock-based compensation expense	8.6		7.9
Adjusted EBITDA	$35.1	13.9%	$24.3	12.3%

INSULET CORPORATION
REVENUE GUIDANCE RECONCILIATIONS (UNAUDITED)

	Year Ending December 31, 2021
	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	22%	—%	22%	25%	—%	25%
International Omnipod	17%	6%	11%	22%	7%	15%
Total Omnipod	20%	2%	18%	24%	3%	21%
Drug Delivery	(11)%	—%	(11)%	4%	—%	4%
Total	18%	2%	16%	22%	2%	20%

	Three Months Ended June 30, 2021
	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	17%	—%	17%	20%	—%	20%
International Omnipod	20%	10%	10%	23%	10%	13%
Total Omnipod	18%	4%	14%	21%	4%	17%
Drug Delivery	(24)%	—%	(24)%	(16)%	—%	(16)%
Total	13%	3%	10%	17%	3%	14%